SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              JULIUS BAER INVESTMENT FUNDS
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)
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Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

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(1) Amount Previously Paid:
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(2) Form, Schedule or Registration No.:
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(3) Filing Party:
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(4) Date Filed:
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Dear Shareholder,


I am writing to let you know that a special meeting of shareholders of the Julius Baer Global Income Fund (the "Fund") a series of the Julius Baer Investment Funds (the "Trust") will be held on November 18, 2003. The purpose of the meeting is to vote on an important proposal that will affect your investment in the Fund. As a shareholder you have the opportunity to voice your opinion on the matters that affect the Fund. This package contains information about the proposal, as well as materials for voting by mail and instructions regarding any questions you may have. Please read the enclosed materials and cast your vote. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOUR VOTE MUST BE RECEIVED BY NOVEMBER 17, 2003.


The proposal has been carefully reviewed by the Board of Trustees of the Trust. The Trustees, a majority of whom are not affiliated with Julius Baer Investment Management, the Adviser to the Fund, are responsible for protecting your interests as a shareholder. These Trustees unanimously believe that this proposal is in the best interests of shareholders, and they recommend that you vote FOR the proposal.

VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the proxy card in the enclosed postage paid envelope. You may also vote your shares by touch-tone phone by calling the number printed on the proxy card and following the instructions on the recorded message, or via the internet at the address printed on the proxy card.

If you have any questions regarding the proxy materials, please contact me at 212-297-3884 or Craig M. Giunta at 212-297-3817. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.



Sincerely,

/s/ Michael Quain

Michael Quain
President

                          JULIUS BAER INVESTMENT FUNDS
                         JULIUS BAER GLOBAL INCOME FUND
                 (a series of the Julius Baer Investment Funds)


                               330 MADISON AVENUE
                               NEW YORK, NY 10017

                            NOTICE OF SPECIAL MEETING


     Notice is hereby given that a special meeting of the shareholders of the Julius Baer Global Income Fund (the "Fund"), a series of the Julius Baer Investment Funds (the "Trust"), will be held at the offices of the Trust, 330 Madison Avenue, New York, NY, at 10:00 a.m. Eastern time, on November 18, 2003 for the following purposes:


     1. To consider the approval of a change in the investment objective of the Fund.

     2. To transact such other business as may properly come before the special meeting, or any adjournment thereof.


     Shareholders of record at the close of business on October 9, 2003 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NOVEMBER 17, 2003.


                                  By Order of the Board of Trustees of the Trust


                                  Craig Giunta
                                  Secretary



October 17, 2003

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and eliminate the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly. If you own shares of both Funds, you must submit a separate proxy card for each Fund.

     1. INDIVIDUAL ACCOUNTS. Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                         VALID SIGNATURE
------------                                         ---------------

CORPORATE ACCOUNTS
(1) ABC Corp........................................ ABC Corp.
(2) ABC Corp........................................ John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer......................... John Doe
(4) ABC Corp. Profit Sharing Plan................... John Doe, Trustee

                                 TRUST ACCOUNTS
(1) ABC Trust....................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78.................................. Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA................... John B. Smith
(2) John B. Smith................................... John B. Smith, Jr. Executor

                          JULIUS BAER INVESTMENT FUNDS
                         JULIUS BAER GLOBAL INCOME FUND
                 (a series of the Julius Baer Investment Funds)

                               330 MADISON AVENUE
                               NEW YORK, NY 10017
                                 1-800-435-4659


                                 PROXY STATEMENT
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 18, 2003


          This Proxy Statement is furnished by the Julius Baer Investment Funds (the "Trust") to the shareholders of the Julius Baer Global Income Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders and at any adjournments thereof (the "special meeting") to be held on November 18, 2003 at 10:00 a.m., Eastern time at the offices of the Trust, 330 Madison Avenue, New York, NY 10017, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to shareholders of the Fund on or about October 17, 2003.


     Copies of the Fund's most recent annual and semi-annual reports to shareholders may be obtained, without charge, by calling 1-800-435-4659 or writing to the Fund's transfer agent, Unified Fund Services, Inc., 431 N. Pennsylvania Street, Indianapolis, Indiana 46204.


                                   PROPOSAL 1

                  APPROVAL OF A CHANGE OF INVESTMENT OBJECTIVE


     The purpose of this proposal is to approve a change in the investment objective of the Fund. The Fund's current investment objective is to maximize current income consistent with the protection of principal. The proposed investment objective is to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation); and (2) income received from its portfolio securities. Julius Baer Investment Management Inc. (the "Adviser") will seek to provide the appreciation component of total return by selecting debt securities at prices that will, in the Adviser's opinion, benefit from anticipated changes in economic and market conditions. If shareholders approve Proposal 1, management intends to change the name of the Fund to the Julius Baer Total Return Bond Fund.


     The Fund operates according to its stated objective. The Fund's investment policies, restrictions, strategies and activities are guided by, and intended to achieve the Fund's stated objective. The Fund's investment objective is a fundamental investment policy, meaning that it may not be changed without shareholder approval.

     The Adviser believes that the change in the investment objective will provide the Adviser with the flexibility to maximize total return in various market environments.

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     Under the Fund's current investment objective, the Fund's risks include:


     o Diversification Risk: the possibility, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers.

     o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

     o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.


     o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.


     o    Prepayment  Risk:  the  possibility  that the principal  amount of the mortgages underlying the Fund's investments in mortgage-related securities may be repaid prior to maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.


     o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, and lack of timely and reliable financial information

Under the new investment objective, the Fund will continue to have these same risks and, in addition, may be subject to market risk. Market risk is defined as the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole.

     To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

     The proposed change in the investment objective will not involve a change in the Fund's principal investment strategies, except that the Adviser will have the flexibility in different market environments to seek capital appreciation and/or income.

     In addition, management believes that an investment objective of total return may facilitate the marketing of the Fund. In such event, shareholders could benefit from the economies of scale resulting from increases in the Fund's total assets and consequent decreases in its expense ratio.

     In making its determination that Proposal 1 is in the best interests of the Fund's shareholders, the Board primarily considered the increased flexibility that an objective of total return would provide. The Board determined that such flexibility would allow the Adviser to maximize total return in various market environments. The Board also considered that the new objective may facilitate the marketing of the Fund. The Board concluded that shareholders could benefit from the economies of scale resulting from increases in the Fund's total assets and consequent decreases in its expense ratio


                        RECOMMENDATION AND REQUIRED VOTE

     The Board unanimously recommends that shareholders of the Fund vote FOR Proposal 1. Approval of the proposal requires the affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the special meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. If the proposal is not approved by the Fund's shareholders, the current investment objective for the Fund will continue. Votes to ABSTAIN and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority of vote on the particular matter) will have the same effect as votes cast AGAINST Proposal 1.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote on those matters in their discretion.

     As  of  September  8,  2003,   the  Trustees  and  officers  of  the  Trust
collectively beneficially owned less than 1% of the outstanding shares of the Trust.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION


     GENERAL INFORMATION. As of October 9, 2003 there were 5,696,348.184 outstanding shares of the Fund.

     5% OWNERSHIP INFORMATION. As of October 9, 2003 the following persons were shareholders owning of record or known by the Trust to beneficially own 5% or more of the outstanding shares of the Fund:

------------------------------- ------------------------------- ----------------
NAME AND ADDRESS                AMOUNT AND NATURE OF OWNERSHIP  PERCENT OF CLASS

------------------------------- ------------------------------- ----------------
Julius Baer Securities Inc.      3,202,099.35     Class A         69.00%
330 Madison Avenue
New York, NY 10017
------------------------------- ------------------------------- ----------------
Charles Schwab & Co., Inc.         500,628.39     Class A         10.79%
101 Montgomery Street
San Francisco, CA 94104
------------------------------- ------------------------------- ----------------
Charles Schwab & Co., Inc.         433,935.32     Class I         40.80%
101 Montgomery Street
San Francisco, CA 94104
------------------------------- ------------------------------- ----------------
Julius Baer Securities Inc.        380,604.90     Class I         35.79%
330 Madison Avenue
New York, NY 10017
------------------------------- ------------------------------- ----------------
Investors Bank & Trust Company      90,967.34     Class I          8.55%
P.O. Box 9130
200 Clarendon Street
Boston, MA 02117
------------------------------- ------------------------------- ----------------
NFSC                                70,240.95     Class I          6.60%
One World Financial Center
200 Liberty Street
New York, NY 10281
------------------------------- ------------------------------- ----------------

     No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on October 9, 2003.


SERVICE PROVIDERS


     Julius Baer Investment Management Inc. ("JBIMI" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages the Fund. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland.

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     Unified Financial Securities,  Inc., distributor for the Fund, ("Unified"), is a wholly-owned subsidiary of Unified Financial Services, Inc. The principal executive offices of Unified are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. Unified is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     Investors Bank & Trust Company ("Investors Bank") serves as the custodian and administrator for the Funds and is located at 200 Clarendon Street, Boston, Massachusetts 02116.

PROXY SOLICITATION

     The Fund requests broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by those persons. The Fund may reimburse those broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with that proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Fund, without additional compensation, may solicit proxies in person, by telephone or by electronic means. If votes are recorded by telephone, procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded will be used. Shareholders may also vote through a secure Internet site. All costs associated with the preparation, filing and distribution of this Proxy Statement, and the special meeting will be borne by the Fund.

CERTAIN VOTING MATTERS

     Only shareholders of record on the record date are entitled to be present and to vote at the special meeting. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

     All proxies that are properly delivered prior to the special meeting, and are not revoked, will be voted at the special meeting. The persons named in such proxies will vote as directed by the proxy. If a proxy does not give voting directions, it will be voted FOR the approval of Proposal 1 described this Proxy Statement, and other matters will be voted in the discretion of the persons named as proxies.

     If a quorum is not present at the special meeting, or if a quorum is present at the special meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxyholders may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the special meeting or represented by proxy and voting. When voting on a proposed adjournment, the persons named as proxyholders will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

     All shares that are voted, votes to ABSTAIN, and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary

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


authority to vote on the particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum at the meeting, but which have not been voted, and will not be voted for or against any adjournment.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of Fund's shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at Julius Baer Investment Funds, 330 Madison Avenue, New York, NY, Attn: Julius Baer Investment Funds Proxy Vote so that the proposals are received at least 10 days prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.



     PLEASE COMPLETE AND RETURN THE ATTACHED PROXY CARD OR VOTE BY TELEPHONE OR THROUGH THE INTERNET. YOUR VOTE MUST BE RECEIVED BY NOVEMBER 17, 2003.




October 17, 2003                               By order of the Board of Trustees
                                               Craig Giunta, Secretary




     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET.

JULIUS BAER INVESTMENT FUNDS
c/o PROXY TABULATOR
P.O. BOX 9132 HINGHAM, MA 02043-9132


3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number indicated on this proxy card.

2. On the Internet at www.proxyweb.com and use the control number indicated on this proxy card.

3.   Return this proxy card using the enclosed postage-paid envelope.


*** CONTROL NUMBER:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

PROXY SOLICITED BY THE BOARD OF TRUSTEES

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



The undersigned hereby appoints Michael Quain, Craig Giunta and Cynthia Surprise, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Julius Baer Global Income Fund (the "Fund") in connection with the special meeting of shareholders to be held on November 18, 2003 at 10:00 a.m. Eastern time, at 330 Madison Avenue, New York, NY and at any adjournment thereof.


When properly executed and returned, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted FOR approval of the proposals.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENVELOPE PROVIDED.

Date
     --------------------------

-------------------------------
Signature(s)

Please sign exactly as name(s) appear(s) on left. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Please fill in the box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

Please refer to the Proxy Statement for a discussion of the proposal. The Board of Trustees of the Trust recommends that you vote FOR the proposal.



1. To consider the approval of a change in the investment objective of the Fund.

[   ] FOR                 [   ] AGAINST               [   ] ABSTAIN


                                       8